                                 AMENDMENT NO. 9
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS A SHARES)

      The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective October 15, 2004, as follows:

      WHEREAS, the parties desire to amend the Plan to rename each INVESCO Fund by replacing "INVESCO" with "AIM" and further to change the name of INVESCO Core Equity Fund to AIM Core Stock Fund and INVESCO Mid-Cap Equity Fund to AIM Mid Cap Stock Fund;

      NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS A SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

      The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class A Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class A Shares of each Portfolio to the average daily net assets of the Class A Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class A Shares of the Portfolio.

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
AIM COMBINATION STOCK & BOND FUNDS                CHARGE           FEE             FEE
----------------------------------                ------           ---             ---
PORTFOLIO - CLASS A SHARES

AIM Core Stock Fund                               0.10%           0.25%           0.35%
AIM Total Return Fund                             0.10%           0.25%           0.35%

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
    AIM COUNSELOR SERIES TRUST                    CHARGE           FEE             FEE
    --------------------------                    ------           ---             ---
PORTFOLIO - CLASS A SHARES

AIM Advantage Health Sciences Fund                0.10%           0.25%           0.35%
AIM Multi-Sector Fund                             0.10%           0.25%           0.35%

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
        AIM EQUITY FUNDS                          CHARGE           FEE             FEE
        ----------------                          ------           ---             ---
PORTFOLIO - CLASS A SHARES

AIM Aggressive Growth Fund                        0.00%           0.25%           0.25%
AIM Blue Chip Fund                                0.10%           0.25%           0.35%
AIM Capital Development Fund                      0.10%           0.25%           0.35%
AIM Charter Fund                                  0.05%           0.25%           0.30%

AIM Constellation Fund                            0.05%           0.25%           0.30%
AIM Core Strategies Fund                          0.10%           0.25%           0.35%
AIM Dent Demographic Trends Fund                  0.10%           0.25%           0.35%
AIM Diversified Dividend Fund                     0.10%           0.25%           0.35%
AIM Emerging Growth Fund                          0.10%           0.25%           0.35%
AIM Large Cap Basic Value Fund                    0.10%           0.25%           0.35%
AIM Large Cap Growth Fund                         0.10%           0.25%           0.35%
AIM Mid Cap Growth Fund                           0.10%           0.25%           0.35%
AIM Select Basic Value Fund                       0.10%           0.25%           0.35%
AIM U.S. Growth Fund                              0.10%           0.25%           0.35%
AIM Weingarten Fund                               0.05%           0.25%           0.30%

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
         AIM FUNDS GROUP                          CHARGE           FEE             FEE
         ---------------                          ------           ---             ---
PORTFOLIO - CLASS A SHARES

AIM Balanced Fund                                 0.00%           0.25%           0.25%
AIM Basic Balanced Fund                           0.10%           0.25%           0.35%
AIM European Small Company Fund                   0.10%           0.25%           0.35%
AIM Global Value Fund                             0.10%           0.25%           0.35%
AIM International Emerging Growth Fund            0.10%           0.25%           0.35%
AIM Mid Cap Basic Value Fund                      0.10%           0.25%           0.35%
AIM Premier Equity Fund                           0.00%           0.25%           0.25%
AIM Select Equity Fund                            0.00%           0.25%           0.25%
AIM Small Cap Equity Fund                         0.10%           0.25%           0.35%

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
      AIM GROWTH SERIES                           CHARGE           FEE             FEE
      -----------------                           ------           ---             ---
PORTFOLIO - CLASS A SHARES

AIM Aggressive Allocation Fund                    0.10%           0.25%           0.35%
AIM Basic Value Fund                              0.10%           0.25%           0.35%
AIM Conservative Allocation Fund                  0.10%           0.25%           0.35%
AIM Global Equity Fund                            0.25%           0.25%           0.50%
AIM Mid Cap Core Equity Fund                      0.10%           0.25%           0.35%
AIM Moderate Allocation Fund                      0.10%           0.25%           0.35%
AIM Small Cap Growth Fund                         0.10%           0.25%           0.35%

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
  AIM INTERNATIONAL MUTUAL FUNDS                  CHARGE           FEE             FEE
  ------------------------------                  ------           ---             ---
PORTFOLIO - CLASS A SHARES

AIM Asia Pacific Growth Fund                      0.10%           0.25%           0.35%
AIM European Growth Fund                          0.10%           0.25%           0.35%
AIM Global Aggressive Growth Fund                 0.25%           0.25%           0.50%
AIM Global Growth Fund                            0.25%           0.25%           0.50%
AIM International Core Equity Fund                0.10%           0.25%           0.35%
AIM International Growth Fund                     0.05%           0.25%           0.30%

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
    AIM INVESTMENT FUNDS                          CHARGE           FEE             FEE
    --------------------                          ------           ---             ---
PORTFOLIO - CLASS A SHARES

AIM Developing Markets Fund                       0.25%           0.25%           0.50%
AIM Global Health Care Fund                       0.25%           0.25%           0.50%
AIM Libra Fund                                    0.10%           0.25%           0.35%
AIM Trimark Endeavor Fund                         0.10%           0.25%           0.35%
AIM Trimark Fund                                  0.10%           0.25%           0.35%
AIM Trimark Small Companies Fund                  0.10%           0.25%           0.35%

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
 AIM INVESTMENT SECURITIES FUNDS                  CHARGE           FEE             FEE
 -------------------------------                  ------           ---             ---
PORTFOLIO - CLASS A SHARES

AIM High Yield Fund                               0.00%           0.25%           0.25%
AIM Income Fund                                   0.00%           0.25%           0.25%
AIM Intermediate Government Fund                  0.00%           0.25%           0.25%
AIM Limited Maturity Treasury Fund                0.00%           0.15%           0.15%
AIM Municipal Bond Fund                           0.00%           0.25%           0.25%
AIM Real Estate Fund                              0.10%           0.25%           0.35%
AIM Short Term Bond Fund                          0.10%           0.25%           0.35%
AIM Total Return Bond Fund                        0.10%           0.25%           0.35%

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
      AIM SECTOR FUNDS                            CHARGE           FEE             FEE
      ----------------                            ------           ---             ---
PORTFOLIO - CLASS A SHARES

AIM Energy Fund                                   0.10%           0.25%           0.35%
AIM Financial Services Fund                       0.10%           0.25%           0.35%
AIM Gold & Precious Metals Fund                   0.10%           0.25%           0.35%
AIM Health Sciences Fund                          0.10%           0.25%           0.35%
AIM Leisure Fund                                  0.10%           0.25%           0.35%
AIM Technology Fund                               0.10%           0.25%           0.35%
AIM Utilities Fund                                0.00%           0.25%           0.25%

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
AIM SPECIAL OPPORTUNITIES FUNDS                   CHARGE           FEE             FEE
-------------------------------                   ------           ---             ---
PORTFOLIO - CLASS A SHARES

AIM Opportunities I Fund                          0.10%           0.25%           0.35%
AIM Opportunities II Fund                         0.10%           0.25%           0.35%
AIM Opportunities III Fund                        0.10%           0.25%           0.35%

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
     AIM STOCK FUNDS                              CHARGE           FEE             FEE
     ---------------                              ------           ---             ---
PORTFOLIO - CLASS A SHARES

AIM Dynamics Fund                                 0.10%           0.25%           0.35%
AIM Mid Cap Stock Fund                            0.10%           0.25%           0.35%
AIM Small Company Growth Fund                     0.10%           0.25%           0.35%

                                                 MINIMUM
                                                  ASSET
                                                  BASED          MAXIMUM         MAXIMUM
                                                  SALES          SERVICE        AGGREGATE
    AIM TAX-EXEMPT FUNDS                          CHARGE           FEE             FEE
    --------------------                          ------           ---             ---
PORTFOLIO - CLASS A SHARES

AIM High Income Municipal Fund                    0.00%           0.25%           0.25%
AIM Tax-Exempt Cash Fund                          0.00%           0.25%           0.25%

      * The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof)."

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: October 15, 2004